                                                                    Exhibit 99.3

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series     1995-B

Distribution Date of:                                                     17-Apr-00
Determined as of:                                                         11-Apr-00
For the Monthly Period Ending:                                            31-Mar-00
Days in Interest Period (30/360)                                                 30
Days in Interest Period (Actual/360)                                             33

                                                                          Beginning               Ending               Change
                                                                          ---------               ------               ------
Pool Balance (Principal)                                           4,064,132,311.96     4,010,232,610.78       (53,899,701.18)
Excess Funding Account                                                         0.00                 0.00                 0.00

Invested Amount                                                      380,000,000.00       380,000,000.00                 0.00
Class A Invested Amount                                              357,200,000.00       357,200,000.00                 0.00
Class B Invested Amount                                               22,800,000.00        22,800,000.00                 0.00

Principal Funding Account                                                      0.00        59,533,333.33        59,533,333.33

Adjusted Invested Amount                                             380,000,000.00       320,466,666.67       (59,533,333.33)
Class A Adjusted Invested Amount                                     357,200,000.00       297,666,666.67       (59,533,333.33)
Class B Adjusted Invested Amount                                      22,800,000.00        22,800,000.00                 0.00
Enhancement Invested Amount                                                    0.00                 0.00                 0.00

Reserve Account                                                        1,900,000.00         1,900,000.00                 0.00

Available Cash Collateral Amount                                      38,000,000.00        32,642,000.00        (5,358,000.00)
Available Shared Collateral Amount                                    34,200,000.00        28,842,000.00        (5,358,000.00)
Spread Account                                                        20,900,000.00        20,900,000.00                 0.00

Servicing Base Amount                                                380,000,000.00       320,466,666.67       (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                                        9.35%
Principal Allocation Pct                                                       9.35%
Class A Floating Pct                                                          94.00%
Class B Floating Pct                                                           6.00%
Class A Principal Pct                                                         94.00%
Class B Principal Pct                                                          6.00%

                                                                            Series
Allocations                                             Trust               1995-B               Class A              Class B
-----------                              -------------------------------------------------------------------------------------
Principal Collections                          483,500,629.46         45,207,740.57        42,495,276.13         2,712,464.43

Finance Charge Collections                      77,278,659.48          7,225,623.66         6,792,086.24           433,537.42
PFA Investment Proceeds                                    NA                  0.00                 0.00                 0.00
Reserve Account Draw                                       NA                  0.00                 0.00                 0.00
                                                                       ------------         ------------           ----------
Available Funds                                                        7,225,623.66         6,792,086.24           433,537.42

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                     395,833.33           372,083.33            23,750.00
Monthly Interest                                                       1,997,850.00         1,875,300.00           122,550.00
Monthly Servicing Fee                                                     79,166.67            74,416.67             4,750.00
Defaulted Amounts                               25,415,955.93          2,376,414.57         2,233,829.70           142,584.87
                                                                       ------------         ------------           ----------
                                                                       4,849,264.57         4,555,629.70           293,634.87

Excess Spread                                                          2,518,943.96         2,236,456.54           282,487.42
Required Amount                                                                0.00                 0.00                 0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                            10,815.75
Risk-Free Fee                                                                                   6,130.67
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest                  12,327.23
                                                                                              ----------
Monthly Cash Collateral Fee                                                                    29,273.65

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Cash Collateral Account  (continued)
------------------------------------

Quarterly Excess Spread Percentage                              5.83%
Principal Payment Rate Calculation                             11.53%
Calculated Current Month's Spread Account Cap                   5.50%
Spread Account Cap Adjustment                                   0.00%
Applicable Spread Account Cap Percentage                        5.50%
Beginning Cash Collateral Amount                       38,000,000.00
Required Cash Collateral Amount                        32,642,000.00
Cash Collateral Account Draw                                    0.00
Cash Collateral Account Surplus                         5,358,000.00
Beginning Spread Account Balance                       20,900,000.00
Required Spread Account Amount                         20,900,000.00
Required Spread Account Draw                                    0.00
Required Spread Account Deposit                                 0.00
Spread Account Surplus                                          0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                              1
Controlled Accumulation Amount                         59,533,333.33
Required PFA Balance                                   59,533,333.33
Beginning PFA Balance                                           0.00
Controlled Deposit Amount                              59,533,333.33
Available Investor Principal Collections               47,584,155.14
Principal Shortfall                                    11,949,178.19
Shared Principal to Other Series                                0.00
Shared Principal from Other Series                     11,949,178.19
Class A Monthly Principal                              59,533,333.33
Class B Monthly Principal                                       0.00
Monthly Principal                                      59,533,333.33
PFA Deposit                                            59,533,333.33
PFA Withdrawal                                                  0.00
Ending PFA Balance                                     59,533,333.33
Principal to Investors                                          0.00
Ending Class A Invested Amount                        357,200,000.00
Ending Class B Invested Amount                         22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                          10.71%
Revolving Investor Interest                           630,000,000.00
Class A Invested Amount                               357,200,000.00
Available Principal                                    67,452,497.06
Class A Accumulation Period Length                                 6

Reserve Account
---------------
Available Reserve Account Amount                        1,900,000.00
Covered Amount                                                  0.00
Reserve Draw Amount                                             0.00
Portfolio Yield                                                15.91%
Reserve Account Factor                                         50.00%
Portfolio Adjusted Yield                                        6.55%
Reserve Account Funding Period Length                              3
Reserve Account Funding Date                               15-Jan-00
Weighted Average Coupon                                         6.31%
Required Reserve Account Amount                         1,900,000.00
Reserve Account Surplus                                     9,548.11
Required Reserve Account Deposit                                0.00
Portfolio Yield - 3 month average                              14.96%
Base Rate - 3 month average                                     8.31%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)               6.65%

*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.